UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 4, 2015

EVOLENT HEALTH, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37415	32-0454912
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 N. Glebe Road, Suite

500

Arlington, VA 22203

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (571) 389-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 – Entry into a Material Definitive Agreement.

On June 10, 2015, Evolent Health, Inc., a Delaware corporation (the “Company”), closed its previously announced initial public offering (the “IPO”) of 13,225,000 shares of its Class A common stock, par value $0.01 per share (the “Class A Common Stock”), which included 1,725,000 shares of Class A Common Stock sold pursuant to the option granted to the underwriters by the Company, which was exercised in full prior to the closing. As a result of the IPO, The Advisory Board Company, UPMC, TPG Growth II BDH, L.P. and TPG Eagle Holdings, L.P. collectively own approximately 67.8% of the voting power of the Company.

In connection with the IPO, the Company entered into an underwriting agreement with J.P. Morgan Securities LLC and Goldman, Sachs & Co., as representatives of the several underwriters specified therein. The underwriting agreement is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

The Company also entered into a stockholders agreement, registration rights agreement, exchange agreement, operating agreement and tax receivables agreement. Each of these agreements is described in detail in the Company’s Registration Statement on Form S-1 (File No. 333-203852), as amended (the “Registration Statement”). The stockholders agreement, registration rights agreement, exchange agreement, operating agreement and tax receivables agreement are filed herewith as Exhibit 10.1, Exhibit 4.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively, and are incorporated herein by reference.

ITEM 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 4, 2015, the Amended and Restated Certificate of Incorporation and the Amended and Restated By-laws of the Company became effective. A description of the Company’s capital stock giving effect to the adoption of the Amended and Restated Certificate of Incorporation and the Amended and Restated By-laws is described in the Registration Statement. The Amended and Restated Certificate of Incorporation and the Amended and Restated By-laws are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

ITEM 8.01 – Other Events.

On June 10, 2015, the Company issued a press release announcing the closing of the IPO. A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 4, 2015, by and among Evolent Health, Inc., Evolent Health LLC and J.P. Morgan Securities LLC and Goldman, Sachs & Co., as representatives of the several underwriters specified therein.

3.1	Amended and Restated Certificate of Incorporation of Evolent Health, Inc.

3.2	Amended and Restated By-laws of Evolent Health, Inc.

4.1	Registration Rights Agreement, dated June 4, 2015, by and among Evolent Health, Inc., TPG Growth II BDH, L.P., TPG Eagle Holdings, L.P., UPMC, The Advisory Board Company and Ptolemy Capital, LLC.

10.1	Stockholders Agreement, dated June 4, 2015, by and among Evolent Health, Inc., Evolent Health LLC, TPG Growth II BDH, L.P., TPG Eagle Holdings, L.P., UPMC and The Advisory Board Company.

10.2	Exchange Agreement, dated June 4, 2015, by and among Evolent Health, Inc., Evolent Health LLC, TPG Eagle Holdings, L.P., The Advisory Board Company and Ptolemy Capital, LLC.

10.3	Third Amended and Restated Operating Agreement of Evolent Health LLC, dated June 4, 2015.

10.4	Tax Receivables Agreement, dated June 4, 2015, by and among Evolent Health, Inc. and certain stockholders of Evolent Health, Inc.

10.5	Form of Executive Officer Option Award Agreement under the Evolent Health, Inc. 2015 Omnibus Incentive Compensation Plan.

10.6	Form of Executive Officer Restricted Stock Unit Award Agreement under the Evolent Health, Inc. 2015 Omnibus Incentive Compensation Plan.

10.7	Form of Non-Employee Director Restricted Stock Unit Award Agreement under the Evolent Health, Inc. 2015 Omnibus Incentive Compensation Plan.

10.8	Form of Non-Qualified Stock Option Agreement under the Evolent Health, Inc. 2011 Equity Incentive Plan.

99.1	Press Release, dated June 10, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOLENT HEALTH, INC.

Date: June 10, 2015	By:	/s/ Jonathan Weinberg
	Name:	Jonathan Weinberg
	Title:	General Counsel

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 4, 2015, by and among Evolent Health, Inc., Evolent Health LLC and J.P. Morgan Securities LLC and Goldman, Sachs & Co., as representatives of the several underwriters specified therein.

3.1	Amended and Restated Certificate of Incorporation of Evolent Health, Inc.

3.2	Amended and Restated By-laws of Evolent Health, Inc.

4.1	Registration Rights Agreement, dated June 4, 2015, by and among Evolent Health, Inc., TPG Growth II BDH, L.P., TPG Eagle Holdings, L.P., UPMC, The Advisory Board Company and Ptolemy Capital, LLC.

10.1	Stockholders Agreement, dated June 4, 2015, by and among Evolent Health, Inc., Evolent Health LLC, TPG Growth II BDH, L.P., TPG Eagle Holdings, L.P., UPMC and The Advisory Board Company.

10.2	Exchange Agreement, dated June 4, 2015, by and among Evolent Health, Inc., Evolent Health LLC, TPG Eagle Holdings, L.P., The Advisory Board Company and Ptolemy Capital, LLC.

10.3	Third Amended and Restated Operating Agreement of Evolent Health LLC, dated June 4, 2015.

10.4	Tax Receivables Agreement, dated June 4, 2015, by and among Evolent Health, Inc. and certain stockholders of Evolent Health, Inc.

10.5	Form of Executive Officer Option Award Agreement under the Evolent Health, Inc. 2015 Omnibus Incentive Compensation Plan.

10.6	Form of Executive Officer Restricted Stock Unit Award Agreement under the Evolent Health, Inc. 2015 Omnibus Incentive Compensation Plan.

10.7	Form of Non-Employee Director Restricted Stock Unit Award Agreement under the Evolent Health, Inc. 2015 Omnibus Incentive Compensation Plan.

10.8	Form of Non-Qualified Stock Option Agreement under the Evolent Health, Inc. 2011 Equity Incentive Plan.

99.1	Press Release, dated June 10, 2015.